UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

XMAX Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XMAX	Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement

Xmax Beta Holdings Ltd., a company incorporated in the Cayman Islands and an indirectly wholly owned subsidiary of XMax Inc. previously contributed an aggregate amount of US$8,770,000 with Preamble X Capital I, a series of Preamble X Capital LLC, a Delaware Limited Liability Company, as disclosed in the Form 8-K filed with SEC on July 10, 2026. On August 10, 2026, Preamble X Capital I subscribed for approximately 5% interests in a private investment fund (the “Fund”) for an aggregate amount of $8,400,000 (the “Transaction”). The Fund Manager intends to invest, directly, substantially all of its investable assets in shares of common or preferred stock of Figure AI Inc., a Delaware corporation. On August 10, 2026, Preamble X Capital I completed the Transaction.

On August 10, 2026, XMax Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Cobalt Pacific Holdings Ltd. (the “Seller”) and Aerora Technology Co., Ltd., pursuant to which the Company will purchase 561,426 Ordinary Shares, par value US$0.0001 per share (the “Shares”), of Aerora Technology Co., Ltd., a Cayman Islands exempted company (“Aerora”), from the Seller, for an aggregate purchase price of US$12,003,287.95 (approximately US$21.38 per Share). The Agreement is filed as Exhibits 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Agreement is subject to, and qualified in its entirety by, the Agreement, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Securities Purchase Agreement by and among the Company, Cobalt Pacific Holdings Ltd. and Aerora Technology Co., Ltd., dated August 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XMax Inc.

	By:	/s/ Xiaohua Lu
Xiaohua Lu
Chief Executive Officer

Date: August 12, 2026